UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 27, 2011

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 28, 2011, Enbridge Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), entered into an underwriting agreement, filed as Exhibit 1.1 hereto, with the underwriters named therein with respect to the issue and sale by the Partnership of up to 8,050,000 Class A Common Units representing limited partner interests in the Partnership (including the underwriters’ over-allotment option to purchase up to 1,050,0000 Class A Common Units) (the “Units”).

On June 28, 2011, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”), the Partnership filed with the U.S. Securities and Exchange Commission a Prospectus Supplement to its shelf registration statement on Form S-3 dated January 8, 2009 (Registration No. 333-156619) relating to the offering of the Units. Exhibits 1.1, 5.1, 8.1, 23.1 and 23.2 to this Current Report on Form 8-K relating to the offering of the Units are hereby incorporated by reference into such Registration Statement.

In addition to the foregoing, on June 27, 2011, Enbridge Energy, Limited Partnership (“EELP”), a subsidiary of the Partnership, signed an International Joint Tariff Agreement, filed as Exhibit 10.1 hereto (the “IJTA”), with Enbridge Pipelines Inc., a company organized under the laws of Canada (“EPI”), which is the sole shareholder of the general partner of the Partnership.

As previously disclosed in the Partnership’s Form 10-Q for the quarterly period ended March 31, 2011, EPI was expected to and did file a new settlement agreement, the Competitive Toll Settlement, or CTS, with the National Energy Board in Canada. The CTS includes a provision for a joint tariff for volumes originating in Western Canada that are transported on our Lakehead system. As a result, EELP entered into the IJTA with EPI to ensure that the joint tariff revenues are allocated based on the existing Lakehead rate structure. United States tolls for service on the U.S. portion of the Lakehead System will not be affected by the CTS and will continue to be established by our existing toll agreements. We do not expect the terms of the CTS or the IJTA to affect our operating results, cash flows or financial position.

The foregoing description of the IJTA is qualified in its entirety by Exhibit 10.1 to this Current Report on Form 8-K, which is hereby incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Partnership issued a press release on June 28, 2011, attached hereto as Exhibit 99.1, announcing that it has priced the offering described in Item 1.01 of this Current Report on Form 8-K at an offering price to the public of $30.00 per Unit, before underwriters’ discounts and commissions and offering expenses. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)

	By:	Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: June 29, 2011	By:	/s/ STEPHEN J. NEYLAND
Stephen J. Neyland
Vice President, Finance
(Principal Financial Officer)

Index of Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of June 28, 2011 between the Partnership and the underwriters named therein.

5.1	Opinion of Fulbright & Jaworski L.L.P.

8.1	Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

10.1	International Joint Tariff Agreement between Enbridge Energy, Limited Partnership and Enbridge Pipelines Inc.

23.1	Consent of Fulbright & Jaworski L.L.P. (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.2	Consent of Fulbright & Jaworski L.L.P. (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

99.1	Press release of Enbridge Energy Partners, L.P. announcing the pricing of a public offering of its Class A Common Units.

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